Subsequent Events	12 Months Ended
Feb. 26, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 19 — SUBSEQUENT EVENTS

On April 25, 2012 the Company acquired certain assets of Data Research and Applications, Inc. of Nashville, Tennessee for consideration of approximately $1,175. Assets acquired include intangible assets, fixed assets and inventory. This acquisition will be accounted for under the purchase method of accounting. The purchase price will be allocated to tangible and intangible assets based on their estimated fair values and is still in progress due to the timing of the acquisition.